Equity	6 Months Ended
Mar. 31, 2021
Equity
Equity

Note 11 —Equity

Common stock

On September 12, 2020, the authorized share capital of the Company was increased from US$20,000 divided into 20,000,000 ordinary shares of US$0.001 par value each to US$200,000 divided into 200,000,000 ordinary shares of US$0.001 par value each.

Additional paid-in capital

As disclosed in Note 9, on March 11, 2021, the Company granted 596,600 restricted share units to its employees and the related share-based compensation was $805,410 for the six months ended March 31, 2021.

On March 24, 2021, the Company issued and sold a total of 6,469,467 ordinary shares at a price to the public of $1.15 per share. The net proceeds were  $6.7 million.

Statutory reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”).

Appropriations to the statutory surplus reserve are required to be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. As of March 31, 2021 and September 30, 2020, the balance of the required statutory reserves was $975,309 and $972,092, respectively.

Noncontrolling interest

The Company’s noncontrolling interest consists of the following:

	March 31,	September 30,
	2021	2020
Paid-in capital	$107,461	$107,461
Additional paid-in capital	807,953	807,953
Foreign currency translation loss attributed to noncontrolling interest	(593)	(33,913)
Net loss attributed to noncontrolling interest	(12,197)	(11,520)
Total noncontrolling interest	$902,624	$869,981